UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: February 20, 2019
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices and zip code)

(303) 672-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.02	Termination of a Material Definitive Agreement

On February 20, 2019, QEP Energy Company, a wholly owned subsidiary of QEP Resources, Inc. (the "Registrant"), and Vantage Acquisition Operating Company, LLC, a wholly owned subsidiary of Vantage Energy Acquisition Corp. ("Vantage"), agreed to terminate the Purchase and Sale Agreement, dated November 6, 2018 (the "Agreement"), which provided for the sale of the Registrant's oil and natural gas interests located in the Williston Basin to Vantage for an aggregate consideration of $1.725 billion.

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On February 20, 2019, the Registrant issued a press release to report financial and operating results for the year ended December 31, 2018, and to announce its 2019 capital investment plan and guidance. A copy of the Registrant's release is attached as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

The Registrant's press release announcing its financial results for the year ended December 31, 2018, includes non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's financial and operating performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G and Item 10(e)(1)(i) of Regulation S-K, the Registrant has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures (unless there is no directly comparable GAAP financial measure).

The information contained in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Act"), except as shall be expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On February 20, 2019, the Registrant issued a press release announcing (i) its Board of Directors has commenced a comprehensive review of strategic alternatives to maximize shareholder value and (ii) the termination of the Agreement referenced in Item 1.02 above. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the exhibit, is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and the information shall not be deemed incorporated by reference into any filing under the Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Exhibit

99.1	Press release issued February 20, 2019, by QEP Resources, Inc.
99.2	Press release issued February 20, 2019, by QEP Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP Resources, Inc.
(Registrant)

February 20, 2019

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and Chief Financial Officer